UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2009 (July 15, 2009)

DWS RREEF REAL ESTATE FUND, INC.

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

811-21172	22-6930148
(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of principal executive offices, zip code)

Registrant's telephone number, including area code:	(212) 454-7190

(Former name or former address, if changed since last report.)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2009, the Board of Directors of DWS RREEF Real Estate Fund, Inc. (the "Fund") adopted an amendment to the bylaws of the Fund (the "Amendment"). The Amendment clarifies the application of the advance notice provision which sets forth the time within which stockholders must submit nominations and other business to be properly brought before the Fund’s annual meetings.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1 Amendment to the Bylaws of DWS RREEF Real Estate Fund, Inc. approved July 15, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DWS RREEF REAL ESTATE FUND, INC.

Date:	July 15, 2009

By: /s/ Rita Rubin
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Rita Rubin
Assistant Secretary